UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

March 13, 2012

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26906	22-3388607
(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey	07632
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-567-5648

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On March 13, 2012, Asta Funding, Inc. announced that its Board of Directors declared a quarterly cash dividend of $0.02 per share. The dividend is payable on May 1, 2012 to stockholders of record at the close of business on March 23, 2012.

The press release announcing the declaration of the dividend is included as Exhibit 99.1 to this report and incorporated by reference in its entirety into this Item 8.01.

Item 9.01 Exhibits

(d) Exhibits.

No.	Description

99.1	Press Release issued by Asta Funding, Inc., dated March 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: March 14, 2012	By:	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer